UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014
______________________
State Street Corporation
(Exact name of registrant as specified in its charter)
______________________

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 14, 2014, State Street Corporation held its annual meeting of shareholders. 382,485,202 shares of State Street’s common stock were represented in person or by proxy at the meeting, representing approximately 88% of the 430,780,719 shares of State Street’s common stock outstanding as of the close of business on March 7, 2014, the record date for the meeting. The following matters were voted on at the meeting:

•	the election of twelve directors;

•	the approval of an advisory proposal on executive compensation; and

•	the ratification of the selection of Ernst & Young LLP as State Street’s independent registered public accounting firm for the year ending December 31, 2014.
The shareholders voted to elect the twelve director nominees, to approve the advisory proposal on executive compensation and to ratify the selection of the independent registered public accounting firm.
The number of votes cast for or against and the number of abstentions and broker non-votes, as applicable, in connection with each matter presented for shareholder consideration at the meeting, are set forth below:

Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
José E. Almeida	353,287,434	1,167,079	1,045,952	26,984,737
Kennett F. Burnes	352,561,935	1,909,301	1,029,229	26,984,737
Peter Coym	353,168,952	1,297,760	1,033,753	26,984,737
Patrick de Saint-Aignan	353,615,149	850,787	1,034,529	26,984,737
Amelia C. Fawcett	346,890,496	1,125,260	7,484,709	26,984,737
Linda A. Hill	344,480,294	3,527,975	7,492,196	26,984,737
Joseph L. Hooley	346,946,358	6,110,101	2,444,006	26,984,737
Robert S. Kaplan	346,004,683	1,814,559	7,681,223	26,984,737
Richard P. Sergel	344,094,351	3,911,599	7,494,515	26,984,737
Ronald L. Skates	350,944,391	3,537,095	1,018,979	26,984,737
Gregory L. Summe	347,717,761	6,761,302	1,021,402	26,984,737
Thomas J. Wilson	352,725,527	1,747,694	1,027,244	26,984,737

Proposal 2 - Advisory Proposal on Executive Compensation

For	Against	Abstain	Broker Non-Votes
330,874,439	20,802,168	3,823,858	26,984,737
94.1%*	5.9%*

Proposal 3 - Ratification of the selection of Ernst & Young LLP as State Street's Independent Registered Public Accounting Firm for the Year Ending December 31, 2014

For	Against	Abstain	Broker Non-Votes
375,509,925	5,731,318	1,243,959	**
98.5%*	1.5%*

*
Represents the percentage of total votes cast for and votes cast against the matter. Abstentions and broker non-votes were not counted as votes with respect to any of the items voted on at the annual meeting.

**	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ David C. Phelan
	Name:	David C. Phelan
	Title:	Executive Vice President
and General Counsel
Date: May 20, 2014